Exhibit 99.2

CONFIDENTIALITY AGREEMENT

NCR CORPORATION

November 10, 2014

To:           Each of the persons and entities listed on Schedule A hereto (collectively, the “Marcato Group” or “you”)

Ladies and Gentlemen:

This Confidentiality Agreement (the “Confidentiality Agreement”) shall become effective upon the appointment of Richard T. McGuire III (“Designee”) to the Board of Directors (the “Board”) of NCR Corporation (the “Company”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement (the “Agreement”), dated as of November 10, 2014, among the Company and the Marcato Group.

Designee and, subject to the terms of this Confidentiality Agreement, the other members of the Marcato Group and the Representatives (as hereinafter defined) may receive certain non-public information regarding the Company in connection with Designee’s capacity as a member of the Board.  Designee and the other members of the Marcato Group acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company.  Therefore, as a condition to being furnished with such information, Designee and the other members of the Marcato Group agree to treat, and the Marcato Group agrees to cause the Representatives to treat, any and all information concerning or relating to the Company or any of its subsidiaries or affiliates, including any discussions and matters considered in meetings of the Board or committees thereof (regardless of the manner in which it is furnished, including in written or electronic format or orally, gathered by visual inspection or otherwise), together with any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, “Evaluation Material”), in accordance with the provisions of this Confidentiality Agreement, and to take or abstain from taking the other actions hereinafter set forth.  For the avoidance of doubt, Designee shall only be permitted to disclose Evaluation Material to the Representatives in accordance with, and subject to the restrictions in, paragraph 2.  For the purposes of this Agreement, “Representative” shall mean each of the persons set forth on Schedule B hereto and “Representatives” shall mean such persons collectively.

1.           The term “Evaluation Material” does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this Confidentiality Agreement or any obligation of confidentiality, (ii) was within your or any of your Representatives’ possession on a non-confidential basis prior to its being furnished to you by Designee, or by or on behalf of the Company or its agents, representatives, attorneys, advisors, directors, officers or employees (collectively, the “Company Representatives”), or (iii) is received from a source other than Designee, the Company or any of the Company Representatives; provided, that in the case of clause (ii) or (iii) above, the source of such information was not believed by you, after reasonable inquiry of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information at the time the information was disclosed to you.

2.           Designee, the other members of the Marcato Group and the Representatives shall, and the Marcato Group shall cause the Representatives to, (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you and Designee may privately disclose any of such information: (A) to your Representatives (i) who need to know such information for the sole purpose of advising you on your investment in the Company (consistent with your and the Representatives’ obligations under federal and state laws regarding trading in securities) and (ii) who are informed by you of the confidential nature of such information; and (B) to the Company and the Company Representatives.  You will be responsible for any violation of this Confidentiality Agreement by your Representatives. It is understood and agreed that Designee shall not disclose to you or your Representatives any Legal Advice (as defined below) that may be included or referenced in the Evaluation Material with respect to which such disclosure would or may constitute waiver of the Company’s attorney-client privilege or the protections afforded by the attorney work product doctrine; provided, however, that Designee may provide such disclosure of Legal Advice if he shall not have taken any action, or failed to take any action, that has the purpose or effect of waiving attorney-client privilege or attorney work product protection with respect to any portion of such Legal Advice and if reputable outside legal counsel of national standing provides the Company with a written opinion that such disclosure will not waive the Company’s attorney-client privilege or attorney work product protection with respect to such Legal Advice.  “Legal Advice” as used in this Confidentiality Agreement shall be solely and exclusively limited to the advice provided by legal counsel and shall not include factual information or the formulation or analysis of business strategy that is not protected by the attorney-client privilege or the attorney work product doctrine.

3.    In the event that you or any of your Representatives are required by applicable subpoena, civil investigative demand, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by email, facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy (and if the Company seeks such an order, you will provide such cooperation as the Company shall reasonably request), at its cost and expense.  Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, civil investigative demand, legal process or other legal requirement that requires discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel of national standing advises you in writing is legally required to be so produced or disclosed and you inform the recipient of such Evaluation Material of the existence of this Confidentiality Agreement and the confidential nature of such Evaluation Material or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, civil investigative demand, legal process or other legal requirement.  In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent, condition or limit the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material.  For the avoidance of doubt, it is understood that there shall be no “legal requirement” requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative or other voluntary transactions with respect to the Common Stock of the Company or otherwise proposing or making an offer to do any of the foregoing, or you would be unable to file any proxy or other solicitation materials in compliance with Section 14(a) of the Exchange Act or the rules promulgated thereunder.

4.           You acknowledge that (a) none of the Company or any of the Company Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material, and (b) none of the Company or any of the Company Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom.  You and your Representatives (or anyone acting on your or their behalf) shall not directly or indirectly initiate contact or communication with any executive or employee of the Company other than the Chief Executive Officer, Chief Financial Officer, General Counsel, and/or such other persons approved in writing by the foregoing or the Board concerning Evaluation Material, or to seek any information in connection therewith from any such person other than the foregoing, without the prior consent of the Company; provided, however, the restriction in this sentence shall not apply to Designee acting in his capacity as a Board member (nor shall it apply to any other Board members).

5.           All Evaluation Material shall remain the property of the Company.  Neither you nor any of your Representatives shall by virtue of any disclosure of and/or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company.  At any time after the date on which Designee ceases to be a director of the Company, upon the request of the Company for any reason or no reason, you and your Representatives will promptly return to the Company or destroy all hard copies of the Evaluation Material and use commercially reasonable efforts to permanently erase or delete all electronic copies of the Evaluation Material in your or any of your Representatives’ possession or control (and, upon the request of the Company, shall promptly certify to the Company that such Evaluation Material has been erased or deleted, as the case may be). Notwithstanding the return or erasure or deletion of Evaluation Material, you and your Representatives will continue to be bound by the obligations contained herein.

6.           You acknowledge, and will advise your Representatives, that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and you and your Representatives shall not, and you shall use your commercially reasonable efforts to ensure that your Representatives do not, trade or engage in any derivative or other transaction, on the basis of any Evaluation Material that constitutes material non-public information in violation of such laws.  If the date on which Designee ceases to be a director of the Company is during a blackout period under the Company’s insider trading policy, the Company agrees to inform Designee when such blackout period expires.

7.           You hereby represent and warrant to the Company that (i) you have all requisite company power and authority to execute and deliver this Confidentiality Agreement and to perform your obligations hereunder, (ii) this Confidentiality Agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms, (iii) this Confidentiality Agreement will not result in a violation of any terms or conditions of any agreements to which you are a party or by which you may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting you, and (iv) your entry into this Confidentiality Agreement does not require approval by any owners or holders of any equity or other interest in you (except as has already been obtained).

8.           You acknowledge and agree that the value of the Evaluation Material to the Company is unique and substantial, but may be impractical or difficult to assess in monetary terms.  You further acknowledge and agree that in the event of an actual or threatened violation of this Confidentiality Agreement, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, you acknowledge and agree that, in addition to any and all other remedies which may be available to the Company at law or equity, the Company shall be entitled to specific relief hereunder, including an injunction or injunctions to prevent breaches of this Confidentiality Agreement and to enforce specifically the terms and provisions of this Confidentiality Agreement exclusively in the U.S. District Court for the Southern District of New York or any New York state court located in the borough of Manhattan in the City of New York, in addition to any other remedy to which it is entitled at law or in equity.

9.           Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the U.S. District Court for the Southern District of New York or any New York state court located in the borough of Manhattan in the City of New York with respect to any dispute that arises out of this Confidentiality Agreement or the transactions contemplated by this Confidentiality Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Confidentiality Agreement or the transactions contemplated by this Confidentiality Agreement in any court other than the U.S. District Court for the Southern District of New York or any New York state court located in the borough of Manhattan in the City of New York, (d) irrevocably waives the right to trial by jury, (e) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (f) irrevocably consents to service of process by notice delivered in accordance with paragraph 11. THIS CONFIDENTIALITY AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE. Nothing in this paragraph 9 shall prevent any of the parties hereto from enforcing its rights under this Confidentiality Agreement or shall impose any limitation on any of the parties or their respective past, present or future general partners, directors, officers, or employees in defending any claim, action, cause of action, suit, administrative action or proceeding of any kind, including any federal, state or other governmental proceeding of any kind, against any of them.  The rights and remedies provided in this Confidentiality Agreement are cumulative and do not exclude any rights or remedies provided by law.

10.           This Confidentiality Agreement and the Agreement constitute the entire understanding of the parties hereto with respect to the subject matter hereof and may be amended only by an agreement in writing executed by an authorized representative of each of the parties.  No failure or delay on the part of any party hereto to exercise any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of a right, power or remedy hereunder by a party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

11.           All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing (including electronic format) and shall be deemed validly given, made or served, if (i) given by electronic mail, when such electronic mail is transmitted to the email address set forth below (provided that a copy of such notice, consent, request, instruction, approval or other communication is also delivered by overnight courier or certified mail within two business days after such electronic transmission) or (ii) if given by any other means, when actually received during normal business hours at the address specified below:

If to the Company:

NCR Corporation
250 Greenwich Street
New York, New York 10007
Attention:  General Counsel, Law Department
Email:  law.notices@ncr.com

with a copy to:

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Attention: Scott A. Barshay, Esq.
Email: sbarshay@cravath.com

If to any member of the Marcato Group:

Marcato Capital Management LP
One Montgomery Street, Suite 3250
San Francisco, California  94104
Attention: Neil S. Bhatia, Esq.
Email:  neil@marcatollc.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Jeffrey D. Marell, Esq.
Email:  jmarell@paulweiss.com

12.           If any provision of this Confidentiality Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Confidentiality Agreement.  The parties hereto shall use their best efforts to agree upon and substitute a valid and enforceable term, provision or covenant for any such provision that is held to be illegal, void or unenforceable by a court of competent jurisdiction.

13.           This Confidentiality Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

14.           The terms and provisions of this Confidentiality Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.  No party shall assign this Confidentiality Agreement or any rights or obligations hereunder.

15.            This Confidentiality Agreement is solely for the benefit of the parties hereto and is not enforceable by any other person, whether named or reference herein or not.

16.           This Confidentiality Agreement shall expire 18 months from the date on which Designee ceases to be a director of the Company; except that you and your Representatives shall maintain in accordance with the confidentiality obligations set forth herein any Evaluation Material constituting trade secrets for such longer time as such information constitutes a trade secret of the Company as defined under 18 U.S.C. § 1839(3).

17.           No licenses or rights under any patent, copyright, trademark, or trade secret are granted or are to be implied by this Confidentiality Agreement.

18.           Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Confidentiality Agreement, and that it has executed the same with the advice of said independent counsel.  Each party and its counsel cooperated and participated in the drafting and preparation of this Confidentiality Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Confidentiality Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Confidentiality Agreement shall be decided without regards to events of drafting or preparation.  The term “including” shall in all instances be deemed to mean “including without limitation”.  When a reference is made in this Confidentiality Agreement to a paragraph, such reference shall be to a paragraph of this Confidentiality Agreement unless otherwise indicated.

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Please confirm your agreement with the foregoing by signing and returning one copy of this Confidentiality Agreement to the undersigned, whereupon this Confidentiality Agreement shall become a binding agreement between you and the Company.

Very truly yours,

NCR Corporation

By:	/s/ Edward Gallagher
	Name:	Edward Gallagher
	Title:	Acting General Counsel and Secretary

Accepted and agreed as of the date first written above:

Marcato Capital Management LP

By:	/s/ Richard T. McGuire III
	Name:	Richard T. McGuire III
	Title:	Managing Partner

Marcato, LP

By:	/s/ Richard T. McGuire III
	Name:	Richard T. McGuire III
	Title:	Authorized Signatory

Marcato II, LP

By:	/s/ Richard T. McGuire III
	Name:	Richard T. McGuire III
	Title:	Authorized Signatory

Marcato International Master Fund, Ltd.

By:	/s/ Richard T. McGuire III
	Name:	Richard T. McGuire III
	Title:	Director

/s/ Richard T. McGuire III
Richard T. McGuire III

SCHEDULE A

Marcato Capital Management LP

Marcato, L.P.

Marcato II, L.P.

Marcato International Master Fund, Ltd.

Richard T. McGuire III

SCHEDULE B

1.	Any full-time employee of a member of the Marcato Group.